                                                                    Exhibt 99.02

                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE

          AGREEMENT,  dated as of this 1st day of October,  2004,  between DP 16
LLC ("Landlord"),  DEL GLOBAL TECHNOLOGIES CORP. ("Assignor"), and SPELLMAN HIGH
VOLTAGE ELECTRONICS CORPORATION ("Assignee").

                                   WITNESSETH:

          WHEREAS,  Landlord  and  Assignor  are  parties  to  a  certain  Lease
Agreement ("Lease") dated April 17, 1992, as amended by the amendments set forth in  Article  Fifth  hereof,  for  the  premises  ("Premises")  in  the  building
("Building")  located  at  115  Wall  Street,   Valhalla,   New  York  and  more
particularly  set forth in Exhibit A to the Lease,  a copy of which is  attached hereto as EXHIBIT A.

          WHEREAS, pursuant to that certain Asset Purchase Agreement (the "Asset
Purchase  Agreement")  dated  October 1, 2004,  between  Assignor and  Assignee,
Assignee has purchased all assets of Assignor,  more  particularly  set forth in
Section 1.1 of the Asset Purchase Agreement, which assets include the Lease.

          WHEREAS,  in order to  effectuate  the  terms  of the  Asset  Purchase
Agreement, Assignor desires to assign the Lease to Assignee and Assignee desires to assume the  obligations  of Assignor  under the Lease accruing from and after the  Effective  Date (as  defined  below) and  Landlord  hereby  consents to the assignment  of the Lease by Assignor to Assignee  upon the terms and  conditions contained herein and the parties wish to amend the lease as set forth below.

          NOW,  THEREFORE,  in  consideration  of the  mutual  covenants  herein contained, it is agreed as follows:

          FIRST:  The  effective  date of this  Agreement  shall be the date set forth above ("Effective Date").

          SECOND:  Assignor  hereby assigns,  transfers,  sets over, and conveys unto Assignee,  all of Assignor's right,  title and interest in and to the Lease effective as of Effective Date.

          THIRD:  From and after the Effective  Date,  Assignee hereby agrees to assume,  observe and perform all of the  obligations of Assignor under the Lease and to  indemnify  and hold  harmless  Assignor  from any and all  liability  or responsibility  arising  out of  any  failure  of  the  Assignee  to  fully  and faithfully perform such obligations.

          FOURTH: Assignor and Assignee represent to Landlord that neither party consulted  nor  negotiated  with  any  broker  or  finder  with  regard  to this
Assignment and Assumption of Lease Agreement.

          FIFTH:  Landlord  represents that (i) there are no existing or claimed defaults on the part of Assignor or Landlord under the Lease;  and there are not existing or claimed  conditions that, with the passage of time or notice,  would constitute a default on the part of Assignor or Landlord  under the Lease,  (ii)
the Lease is in full  force and  effect  and has not been  modified,  amended or supplemented,  except as follows: April 23, 1992 amendment to lease (Exhibit B),
March 26, 1993  amendment to lease (Exhibit C), April 1, 2000 amendment to lease
(Exhibit D), July 30, 2002 Extension and Modification  Agreement (Exhibit E) and
August 22, 2002 letter  amendment to lease  (Exhibit F), (iii)  Landlord has not received notice of prior sale, transfer, assignment,  hypothecation or pledge of
the  Lease,  except  to  Assignee;  and  Landlord  has  not  assigned,   sublet,
hypothecated  or otherwise  transferred all or any portion of its interest under the Lease except as set forth in the  Non-Disturbance  Agreement,  (iv) Landlord and Assignor have performed and complied with all obligations to be performed or complied  with by them  under the Lease,  (v) all  payments  due and  payable to
Landlord  by  Assignor  under  the  Lease as of the date  hereof  have been paid through  September  30,  2004,  (vi)  there are no  defenses  or  offsets to the enforcement of the Lease, and (vii) there are no third-party  consents required, including any from a mortgagee,  for the assignment or amendment of the Lease as set forth herein.

          SIXTH:  Landlord  hereby  consents to this  assignment of the Lease by
Assignor to Assignee and releases Assignor from all obligations under the Lease.

          SEVENTH:  Assignee  shall  indemnify and hold harmless  Assignor,  its employees,  officers,  directors  and  affiliated  companies,  and each of their employees, officers and directors, from and against any and all losses, damages, liabilities or claims (including, without limitation, reasonable attorneys' fees and any and all  reasonable  expenses  incurred in  investigating,  preparing or defending  against  any  litigation,  commenced  or  threatened,  or  any  claim whatsoever,  and  any  and  all  amounts  paid in  settlement  of any  claim  or litigation) asserted against, resulting to, imposed upon or incurred or suffered by Assignor by reason of Assignee's failure to keep, fulfill,  observe, perform, discharge,  and faithfully perform all covenants,  stipulations,  agreements and obligations under the Lease, including,  without limitation, the duty to pay all rent and  additional  rent under the Lease,  accruing on and after the Effective
Date, or otherwise  attributable to the period  commencing on the Effective Date and continuing thereafter for the remaining term of the Lease.

          EIGHTH:  All notices or other  documents  under this Agreement and the
Lease shall be in writing and delivered  personally or mailed by certified mail, postage prepaid, addressed to the parties as follows:

                Assignor:   Del Global Technologies Corp.
                            One Commerce Park
                            Valhalla, New York 10595
                            Facsimile: (914) 686-5425
                            Attention: Walter F. Schneider

                Assignee:   Spellman High Voltage Electronics Corporation
                            475 Wireless Boulevard
                            Hauppauge, New York 11788
                            Facsimile:  (631) 435-1620
                            Attention:  Loren Skeist

                Landlord:   DP 16 LLC
                            c/o Diamond Properties, LLC
                            400 Columbus Avenue
                            Valhalla, New York  10595
                            Facsimile: (914) 773-6259
                            Attention: Mark Blandford

          NINTH:  This  Agreement  shall be governed by the laws of the State of
New York, without giving effect to conflicts of law principles thereof. Assignor and Assignee  agree that all actions or proceedings  arising in connection  with this Agreement shall be tried and litigated only in the state and federal courts located in the State of New York Assignee waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court  ordered  relief.  The choice of forum set forth  herein  shall not be deemed to preclude the enforcement of any judgment obtained in such forum.

          TENTH:  The Lease is modified to delete the space marked  "Surrendered
Space" on the plan attached as Exhibit G. The Fixed Rent payable under the Lease shall  be at the  rate  of  TWO  HUNDRED  NINETY-THREE  THOUSAND  SEVEN  HUNDRED
EIGHTY-ONE AND 25/100  ($293,781.25)  DOLLARS per annum  ($24,481.77 per month).

Tenant's  Percentage  and Tenant's Share as defined in the Lease are each hereby reduced to 54.73%.  Exhibit A and Exhibit B,  attached to and made a part of the
Lease,  shall be deemed  modified to change  43,750 square feet to 34,563 square feet.

          ELEVENTH:  Except to the extent modified and amended by the provisions of this  Agreement,  the Lease is hereby  ratified and confirmed in all respects and shall be binding upon the parties hereto and their  successors and permitted assigns.

          TWELFTH: This Agreement may be executed in multiple counterparts, each of which  shall be deemed an  original,  but all of which taken  together  shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                               [SIGNATURE PAGE TO
                  ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT]

          IN WITNESS  WHEREOF,  the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                            ASSIGNOR:

                            DEL GLOBAL TECHNOLOGIES CORP.

                            By: /s/ Walter F. Schneider
                               --------------------------------
                            Name: Walter F. Schneider
                                 ------------------------------
                            Title: Chief Executive Officer
                                  -----------------------------

                            ASSIGNEE:

                            SPELLMAN HIGH VOLTAGE ELECTRONICS
                            CORPORATION

                            By: /s/ Loren Skeist
                               --------------------------------
                            Name: Loren Skeist
                                 ------------------------------
                            Title: President
                                  -----------------------------

                            LANDLORD:

                            DP 16 LLC
                            a New York Limited Liability Company

                            By: Diamond Properties, LLC,
                                a Delaware limited liability company,
                                its sole member

                            By: /s/ Mark Blandford
                               --------------------------------
                            Name: Mark Blandford
                                 ------------------------------
                            Title: Vice President
                                  -----------------------------